Share-based payments	3 Months Ended
Jan. 31, 2020
Text Block [Abstract]
Share-based payments
14.	Share-based payments
During the quarter, the Bank granted 1,594,016 options with an exercise price of $74.34 per option and a weighted average fair value of $3.81 to selected employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year.
The Bank recorded an increase to equity – other reserves of $3 million for the three months ended January 31, 2020 (January 31, 2019 – $4 million) as a result of equity-classified share-based payment expense.